[AMERICAN BEACON FUNDS LOGO]

   Supplements Dated June 30, 2006 to the Prospectuses dated March 1, 2006
--------------------------------------------------------------------------------

AMR, Institutional, PlanAhead, and Service Class Prospectuses
-------------------------------------------------------------

Effective May 1, 2006, Brandywine Asset Management, LLC changed its name to Brandywine Global Investment Management, LLC ("Brandywine"). Brandywine serves as a sub-advisor to the Balanced, Large Cap Value, and Small Cap Value Funds.

Effective May 19, 2006, Opus Capital Management, Inc. reorganized its corporate structure and changed its name to Opus Capital Group, LLC ("Opus"). Opus serves as a sub-advisor to the Small Cap Value Fund.

On June 1, 2006, Evergreen Investments, a division of Wachovia Corporation, acquired a 72% controlling interest in Metropolitan West Capital Management, LLC ("MetWest Capital"). MetWest Capital serves as a sub-advisor to the Large Cap Value and Small Cap Value Funds, although MetWest Capital has not been allocated assets of the Small Cap Value Fund as of the date of this supplement.

Jay Cunningham and Ellie Chizmarova have joined the portfolio management team at MetWest Capital with responsibility for a portion of the Small Cap Value Fund, and Jay Cunningham has joined MetWest Capital's team with responsibility for a portion of the Large Cap Value Fund. Mr. Cunningham has served as a Senior Vice President with MetWest Capital since November 2005. Prior to joining MetWest Capital, he was a Senior Analyst with Hibernia Southcoast Capital from August 2003 to November 2005 and a Senior Analyst for AIM Investments from June 2001 through July 2003. Ms. Chizmarova has served as an Analyst with MetWest Capital since June 2003. Ms. Chizmarova joined MetWest Capital in 2001 as a Technical Support Analyst. Mr. Cunningham has managed MetWest Capital's portion of the Large Cap Value and Small Cap Value Funds since May 2006. Ms. Chizmarova has managed MetWest Capital's portion of the Small Cap Value Fund since August 2005.


Institutional Class Prospectus
------------------------------

The sections titled "Money Market Fund - Fees and Expenses" and "Money Market Fund - Example" are hereby replaced with the following:

     Fees and Expenses
     -----------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund. (1)

          Annual Fund Operating Expenses
          (expenses that are deducted from Fund assets)

          Management Fees                            0.10%
          Distribution (12b-1) Fees                  0.00
          Other Expenses                             0.18
                                                     ----
          Total Annual Fund Operating Expenses       0.28%
                                                     ====
          Expense Reimbursement                      0.08% (2)
          NET EXPENSES                               0.20% (3)

     1 The expense table and the Example below reflect the expenses of both the Fund and the Money Market Portfolio of the Master Trust.

     2 The Manager has contractually agreed to reimburse the Fund for Other Expenses through February 28, 2007 to the extent that Total Annual Fund Operating Expenses exceed 0.20%. The contractual expense reimbursement can be changed by approval of a majority of the Fund's Board of Trustees. In addition, the Manager may decide voluntarily to waive additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements made on or after July 10, 2003 (the date this reimbursement policy was approved by the Board of Trustees). Such reimbursements to the Manager will be made only if the reimbursement (a) occurs within three years after the Manager's own waiver or reimbursement and
        (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed 0.20%.

     3 The contractual expense limitation excludes interest, taxes, brokerage commissions, and extraordinary expenses.


     Example
     -------
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Because the Manager has contractually agreed to reimburse expenses only through February 28, 2007, Net Expenses were used to calculate the cost in year one, and Total Annual Fund Operating Expenses were used to calculate costs for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 Year . . . . . . . . . . . . . . . . .  $20
             3 Years  . . . . . . . . . . . . . . . .  $82
             5 Years  . . . . . . . . . . . . . . . .  $149
             10 Years . . . . . . . . . . . . . . . .  $348


PlanAhead Class Prospectus
--------------------------
The sections titled "Mid-Cap Value Fund - Fees and Expenses" and "Mid-Cap Value Fund - Example" are hereby replaced with the following:

     Fees and Expenses
     -----------------
     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Value Fund.

          Annual Fund Operating Expenses
          (expenses that are deducted from Fund assets)

          Management Fees                            0.67%
          Distribution (12b-1) Fees                  0.00
          Other Expenses                             0.71 (1)
                                                     ----
          Total Annual Fund Operating Expenses       1.38%
                                                     ====

          1 Other Expenses are based on the Fund's expenses for the semi-annual period ended April 30, 2006.

     Example
     -------
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 Year  . . . . . . . . . . . . . . . .  $140
             3 Years . . . . . . . . . . . . . . . .  $437
3